SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): October 9, 2003

LEVI STRAUSS & CO.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	333-36234 (Commission File Number)	94-0905160 (I.R.S. Employer Identification No.)

1155 BATTERY STREET

SAN FRANCISCO, CALIFORNIA 94111

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

(415) 501-6000

(Registrant’s telephone number, including area code)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)             The following exhibit is furnished pursuant to Item 12 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

99.1	Press release of Levi Strauss & Co. dated October 9, 2003.

ITEM 12.	RESULTS OF OPERATION AND FINANCIAL CONDITION

Attached hereto as Exhibit 99.1 is a copy of Levi Strauss and Co.’s press release dated October 9, 2003 titled “Levi Strauss & Co. Extends Filing of Third Quarter 10-Q”. The information in this Item 12, including the exhibit hereto, is furnished pursuant to Item 12 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVI STRAUSS & CO.

DATE:	October 9, 2003	By:	/s/ WILLIAM B. CHIASSON

		Name:	William B. Chiasson
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of Levi Strauss & Co. dated October 9, 2003.